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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2006

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                                  EMBREX, INC.
             (Exact name of registrant as specified in its charter)

        North Carolina                000-19495              56-1469825
 (State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)              File Number)       Identification Number)

                 1040 SWABIA COURT, DURHAM, NORTH CAROLINA 27703
                    (Address of principal executive offices)

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                                 (919) 941-5185
              (Registrant's telephone number, including area code)

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                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 7, 2006, Embrex, Inc. (the "Company"), issued a press release announcing results for the second quarter ended June 30, 2006. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.   Description of Exhibit
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99.1          Embrex, Inc. Press Release dated August 7, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EMBREX, INC.

                                 By:      /s/ Randall L. Marcuson
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                                 Name:    Randall L. Marcuson
Dated: August 7, 2006            Title:   President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
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99.1          Embrex, Inc. Press Release dated August 7, 2006

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